Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT
TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is dated as of June 2, 2015 and is entered into by and among BELMOND LTD., a company incorporated in the Islands of Bermuda (formerly known as Orient-Express Hotels Ltd., “Holdings”), and Holdings’ wholly-owned subsidiary, BELMOND INTERFIN LTD., a company incorporated in the Islands of Bermuda (formerly known asF Orient-Express Hotels Interfin Ltd., the “Borrower”), the other Loan Parties listed on the signature pages hereto and certain Lenders listed on the signature pages hereto, and is made with reference to that certain Credit Agreement, dated as of March 21, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, the Borrower, the Lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender and a Lender. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this First Amendment.

RECITALS
WHEREAS, the Loan Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;
WHEREAS, subject to certain conditions, the Lenders are willing to agree to such amendments relating to the Credit Agreement; and
WHEREAS, this First Amendment has been negotiated in good faith and at arm’s length between the Loan Parties and the Lenders,
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section I.AMENDMENTS TO CREDIT AGREEMENT
Holdings, the Borrower, the Administrative Agent and the Lenders party hereto hereby agree that the Credit Agreement shall be amended as of the First Amendment Effective Time as follows:
A.    Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms (each to be inserted in the correct place alphabetically):
““First Amendment Effective Date” shall mean the date on which the First Amendment Effective Time (as defined in that certain First Amendment to Credit Agreement, dated as of June 2, 2015, among Holdings, the Borrower, the other Loan Parties, the Lenders party thereto and the Administrative Agent) shall have occurred.”

““IPR” shall mean all copyright, trademarks, domain names, goodwill, know-how, confidential information, and any other intellectual or industrial property rights or equivalent forms of protection.”

““Specified IP Disposition” shall mean the Disposition by Blanc Restaurants Limited (“Le Manoir HoldCo”) to Mr. Raymond Blanc (or his nominee) (collectively, “Raymond Blanc”) for nominal consideration of any IPR developed, written or prepared by

Raymond Blanc during any employment by Le Manoir Holdco and any previous employer of Raymond Blanc at Belmond Le Manoir aux Quat' Saisons, but for the avoidance of doubt excluding the ‘Le Manoir aux Quat’ Saisons’ trade mark registered by Le Manoir Holdco in class 43 with registered number UK00001331142; provided that such IPR shall have been licensed by Raymond Blanc to a Loan Party for use in connection with the Business of the Belmond Le Manoir aux Quat' Saisons on a perpetual, royalty-free basis.”

B.    Section 1.01 of the Credit Agreement is hereby further amended by adding the following words immediately prior to the comma at the end of clause (a)(ii) of the definition of “Applicable Rate”:
“ at all times from and including the Closing Date to but excluding the First Amendment Effective Date and 3.00% per annum at all times from and including the First Amendment Effective Date”.
C.    Section 1.01 of the Credit Agreement is hereby further amended by adding the following proviso immediately prior to the period at the end of the definition of “Asset Sale”:
“; provided that the Specified IP Disposition shall not be an Asset Sale hereunder”.
D.    Section 2.12(d) of the Credit Agreement is hereby amended by inserting the words “or after the First Amendment Effective Date and on or prior to the date that is six months after the First Amendment Effective Date” immediately following the words “on or prior to the date that is twelve months after of the Closing Date”.
E.    Section 2.20 of the Credit Agreement is hereby amended by adding the following new subsection (g) immediately following subsection (f) thereof:

“(g) Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of U.S. Treasury Regulation Section 1.1471-2(b)(2)(i).”

F.    Section 6.06(a) of the Credit Agreement is hereby amended by deleting the term “U.S.$20,000,000” in clause (ix) of the proviso thereto and inserting “U.S.$75,000,000” in lieu thereof.
SECTION II.    CONDITIONS TO EFFECTIVENESS
This First Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction or waiver of such conditions being referred to herein as the “First Amendment Effective Time”):
A.    Execution. The Administrative Agent shall have received a counterpart signature page of this First Amendment duly executed by Holdings, the Borrower, each of the other Loan Parties, the Required Lenders, each of the Lenders holding Euro Term Loans and the Administrative Agent.

B.    Amendment Fee. The Administrative Agent shall have received, for the account of each Lender that consents to this First Amendment, an amendment fee (the “Amendment Fee”) for each such Lender in an amount equal to 0.125% of the principal amount of (1) outstanding Term Loans of such Lender (as of immediately prior to the First Amendment Effective Time) plus (2) such Lender’s Revolving Commitment (as of immediately prior to the First Amendment Effective Time), if any. The Amendment Fee shall be payable in immediately available funds on the First Amendment Effective Time. Once paid, the Amendment Fee shall not be refundable. For the avoidance of doubt, the Amendment Fee payable to any Lender in respect of (x) any Term Loans of such Lender will be payable in the respective Currency of such Term Loans or (y) such Lender’s Revolving Commitment will be payable in Dollars.
C.    Other Fees and Expenses. The Administrative Agent and the arranger of this First Amendment shall have received all reasonable fees and other amounts payable on or prior to the First Amendment Effective Time, including, to the extent invoiced prior to such date, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by Holdings or the Borrower hereunder, under any other Loan Document or under any letter agreement between Holdings, the Borrower and the arranger of this Amendment.
D.    Other Documents.     The Administrative Agent and the Lenders shall have received such other documents, certificates, legal opinions, information or agreements regarding the Loan Parties as the Administrative Agent may reasonably request.

SECTION III.    REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to enter into this First Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto (or, in the case of clauses F and G below, each of Holdings and the Borrower) represents and warrants to each Lender that the following statements are true and correct in all material respects:
A.    Corporate Power and Authority. Each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under this First Amendment and, with respect to each such Loan Party that is party to the Credit Agreement, to perform its obligations under, the Credit Agreement as amended by this First Amendment.
B.    Authorization. The execution and delivery of this First Amendment and the performance of its obligations under the Credit Agreement (as amended by this First Amendment) and the other Loan Documents, in each case to the extent such Loan Party is a party thereto, have been duly authorized by all requisite corporate, partnership or limited liability company and, if required, stockholder, partner or member action on the part of each Loan Party.
C.    No Conflicts. The execution and delivery by each Loan Party of this First Amendment and the performance by each Loan Party of the Credit Agreement (as amended by this First Amendment) and the other Loan Documents, in each case to the extent such Loan Party is a party thereto, do not and will not (i) violate (x) any provision of material law, statute, rule or regulation, or of the Constituent Documents of Holdings, any other Loan Party or any other Material Subsidiary, (y) any material order of any Governmental Authority, or (z) any provision of any indenture, agreement or other instrument to which Holdings or any Subsidiary is a party or by which any of them or any of their property is or may be bound, except where any such violation could not reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except where any such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings or any Subsidiary (other than Liens created or permitted to exist under the Loan Documents).
D.    Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party party hereto of this First Amendment and the performance by the Borrower, Holdings and the other Loan Parties, in each case to the extent such Loan Party is a party thereto, of the Credit Agreement and the other Loan Documents, except for (a) the filing of Financing Statements and those filings, stampings and recordations with respect to the Collateral to be made (or otherwise delivered to the Collateral Agent for filing or recordation) as of the Closing Date or promptly thereafter within any applicable time limit provided by relevant legislation or other laws (including filings necessary to perfect the Liens on the Collateral), and subsequent filings and recordings with the applicable intellectual property office or registrar or similar Governmental Authority with respect to issued, registered or applied-for Intellectual Property acquired or created by Holdings or any of the Subsidiaries after the Closing Date, (b) such as have been made or obtained and are in full force and effect, (c) filings required to transfer or otherwise maintain the effectiveness of Permits issued under Environmental Laws, (d) any of the foregoing in connection with an exercise of remedies under any of the Security Documents, and (f) other filings and recordations (other than those relating to Collateral), in each case, the failure of which to make could not reasonably be expected to result in a Material Adverse Effect.
E.    Enforceability. This First Amendment has been duly executed and delivered by each of the Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
F.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties set forth in each Loan Document are and will be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) at and as of the First Amendment Effective Time with the same effect as though made on and as of such time, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date.
G.    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute a Default or an Event of Default.
SECTION IV.    ACKNOWLEDGMENT AND CONSENT
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this First Amendment and consents to the amendment of the Credit Agreement effected pursuant to this First Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all

“Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).
Each Loan Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Each Guarantor represents and warrants that all representations and warranties contained in this First Amendment and in each Loan Document to which it is a party are true and correct in all material respects on and as of the First Amendment Effective Time to the same extent as though made at and as of that time, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
Each Guarantor (other than Holdings) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendment of the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
For all purposes under or in connection with the Loan Documents, Holdings, the Borrower, the other Loan Parties, the Administrative Agent and the Lenders hereby reciprocally acknowledge and confirm that the amendment of the Credit Agreement pursuant to this First Amendment shall not constitute, and shall not be construed as, a novation (novazione oggettiva) of, or have the effect of a novation (effetto novativo) on, the obligations and the other transactions contemplated under the Credit Agreement and the other Loan Documents.
SECTION V.    RATIFICATION
This First Amendment and each amendment, waiver or other modification to the Loan Documents set forth or contemplated herein shall be deemed to be effective pursuant to Section 9.08 of the Credit Agreement (and approved and ratified by the Required Lenders and each Lender holding Euro Term Loans for all purposes under the Loan Documents). Each Lender signing this First Amendment and Required Lenders hereby consent to and authorize (i) any and all amendments and other modifications to each of the Loan Documents (other than the Credit Agreement), each of the exhibits to the Credit Agreement and each other ancillary document, in each case, to the extent necessary or appropriate, in the reasonable opinion of the Administrative Agent, to reflect and/or effect the amendments and modifications set forth herein and (ii) the execution by the Administrative Agent on their behalf of each of such Loan Documents.

SECTION VI.    MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the First Amendment Effective Time, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit

Agreement”, “thereunder”, “thereof or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment.
(ii)    Except as specifically amended by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and performance of this First Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under the Credit Agreement or any of the other Loan Documents.
(iv)    This First Amendment shall be deemed to be a Loan Document as defined in the Credit Agreement.
B.    Limitation of Amendment. Nothing herein shall be deemed to entitle any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
C.    Headings. Section and Subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.
D.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
E.    Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed signature page of this First Amendment by facsimile or email (in PDF or similar format) shall be effective as delivery of a manually executed counterpart to this First Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BELMOND LTD.
By: /s/ Martin O’Grady
Name: Martin O’Grady
BELMOND INTERFIN LTD.

By: /s/ Martin O’Grady
Name: Martin O’Grady
SUBSIDIARY GUARANTORS
By: /s/ Martin O’Grady
Name: Martin O’Grady

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN
BARCLAYS BANK PLC, individually and as Administrative Agent, Collateral Agent, Issuing Bank, Swing Line Lender and a Lender
By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN
TERM LENDER:
Indicates written consent to this First Amendment:

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN
REVOLVING LENDER:
Indicates written consent to this First Amendment:

BARCLAYS BANK PLC
By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President